UNITED STATES
SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July30, 2012

VIEW SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30178	59-2928366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

After consultation with the staff of the Securities and Exchange Commission, which advised the Company that a report on Form 8-K must be filed, the Company’s board of directors reports that the Company’s previously issued financial statements, covering the year ended December 31, 2010 through the third quarter of 2011, should no longer be relied upon because of errors in such financial statements.

In conjunction with the Company’s previously reported change of independent accountants, the Company engaged an outside consultant to perform a review of 100% of the Company’s 2011 revenue arrangements and to identify any misapplication of US GAAP with respect to those arrangements.  As a result of this review, the Company determined to restate its financial statements as of and for the period ended December 31, 2010 to reflect a correction to an understatement of deferred income that resulted from allocating the revenue received under extended warranty arrangements over the life of the warranty.  Also, we are correcting a revenue overstatement due to recognition of sales prior to the installation of our products.  As a result of reducing sales revenue there was a corresponding reduction in cost of sales and accounts payable. In addition, the Company is restating its December 31, 2010 financial statements due to the reclassification of common stock that was issued to a holder of a note payable.  The Company had originally recorded the issuance of the stock as a payment in full for the note and related costs however after a further review of the legal documents it was determined that the debt was not satisfied but instead the ultimate resolution of the debt was contingent on events that were still unfolding. Because of the errors that are being corrected, we will revise management’s report on internal controls over financial reporting to conclude that our internal controls over financial reporting were not effective. We will file Amendment No. 2 to our Form 10-K for the year ended December 31, 2010 to disclose the restated financial statements for December 31, 2010 as soon as practicable.

The correction and restatement to our financial statements for the year ended December 31, 2010 also results in corrections and restatements to our financial statements included in Forms 10-Q filed for periods ending in 2011. We are amending our Forms 10-Q for the periods ending March 31, 2011, June 30, 2011, and September 30, 2011and will file them as soon as practicable.

We have discussed these changes to our previous filings with both our former independent accountant who completed the audit of our financial statements for the year ended December 31, 2010, Robert L. White & Associates, Inc., and Stegman & Company, the independent accounting firm that completed the audit of our financial statements for the year ended December 31, 2011.  The date that we first came to a definite conclusion that restatement of some or all of our 2011 quarterly financial statements and our financial statements for the year ended December 31, 2010 was necessary was on or about July 30, 2012.  The Company’s president has discussed the contents of this Form 8-K with both Robert L. White & Associates, Inc., and Stegman & Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc. (Registrant)

Date: August 9, 2012	By:	/s/ Gunther Than
	Name:	Gunther Than
	Title:	Chief Executive Officer